UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 29, 2016 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 29, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Heska Corporation, a Delaware corporation (the “Company”), amended the Company’s stock option agreement and restricted stock grant agreement forms to be used for grants of awards to its employees, consultants and outside directors, as applicable, under or in connection with the Company’s 1997 Stock Incentive Plan, as amended and restated (the “1997 Plan”), the Company’s 2003 Equity Incentive Plan, as amended and restated (the “2003 Plan”), and the Company’s Amended and Restated Management Incentive Plan. The amendments were intended to make consistent among the several forms the vesting provisions in the case of a participant’s death or disability or a change in control of the Company, and to make other minor conforming changes. The foregoing summary is qualified in its entirety by reference to the full text of each of the form agreements, a copy of each of which is attached hereto as an exhibit and is incorporated herein by reference thereto.
Following the approval of the amendments to the forms, the Compensation Committee granted stock option awards under the 1997 Plan to each of Messrs. Napolitano, McGinley, Eyl and McMahon, and Ms. Wisnewski. These executive officers were granted the option to purchase 15,000 shares, 11,400 shares, 15,000 shares, 11,400 shares, and 11,400 shares of the Company’s common stock, respectively. The stock option awards vest in equal monthly installments over a four-year period through December 28, 2020, expire ten years after the day prior to the initial grant date, and were issued with an exercise price per share of $72.85, which amount was the closing price per share of the Company’s common stock as reported on the Nasdaq Stock Market on the date of grant.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number:	Exhibit Description:

99.1	Form of Stock Option Agreement (employees and consultants) under the 1997 Plan
99.2	Form of Non-Qualified Stock Option Agreement (outside directors) under the 1997 Plan
99.3	Form of Restricted Stock Grant Agreement under the 1997 Plan
99.4	Form of Restricted Stock Grant Agreement under 1997 Plan (Management Incentive Plan Award)
99.5	Form of Stock Option Agreement (employees and consultants) under the 2003 Plan
99.6	Form of Non-Qualified Stock Option Agreement (outside directors) under the 2003 Plan
99.7	Form of Restricted Stock Grant Agreement under the 2003 Plan
99.8	Form of Restricted Stock Grant Agreement under the 2003 Plan (Management Incentive Plan Award)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: December 30, 2016	By: /s/ Jason A. Napolitano Jason A. Napolitano Chief Operating Officer; Chief Strategist and Secretary

EXHIBIT INDEX

Exhibit Number:	Exhibit Description:

99.1	Form of Stock Option Agreement (employees and consultants) under the 1997 Plan
99.2	Form of Non-Qualified Stock Option Agreement (outside directors) under the 1997 Plan
99.3	Form of Restricted Stock Grant Agreement under the 1997 Plan
99.4	Form of Restricted Stock Grant Agreement under 1997 Plan (Management Incentive Plan Award)
99.5	Form of Stock Option Agreement (employees and consultants) under the 2003 Plan
99.6	Form of Non-Qualified Stock Option Agreement (outside directors) under the 2003 Plan
99.7	Form of Restricted Stock Grant Agreement under the 2003 Plan
99.8	Form of Restricted Stock Grant Agreement under the 2003 Plan (Management Incentive Plan Award)